UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2013

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the CMS Energy Corporation (“CMS Energy”) annual meeting of shareholders held on May 17, 2013, the CMS Energy shareholders voted upon three proposals as described in the CMS Energy Proxy Statement dated April 5, 2013. The results of the shareholder votes are as follows:

1.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2013 was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
234,299,735	455,869	472,640	0

2.	Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

For	Against	Abstentions	Broker non-votes
209,354,690	4,245,096	1,136,849	20,491,609
(98.01%)	(1.99%)

3.	Proposal to elect eleven members to the CMS Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	For	Against	Abstentions	Broker non-votes
Jon E. Barfield	212,957,772	1,290,497	488,801	20,491,174
Stephen E. Ewing	213,700,322	556,278	480,467	20,491,177
Richard M. Gabrys	210,724,146	3,516,922	495,999	20,491,177
William D. Harvey	213,590,431	659,130	487,510	20,491,173
David W. Joos	211,882,853	1,788,889	1,065,329	20,491,173
Philip R. Lochner, Jr.	212,334,788	1,901,980	500,299	20,491,177
Michael T. Monahan	213,154,748	1,083,943	498,376	20,491,177
John G. Russell	213,130,533	1,130,842	475,695	20,491,174
Kenneth L. Way	211,803,783	2,421,325	511,956	20,491,180
Laura H. Wright	213,781,351	483,165	472,555	20,491,173
John B. Yasinsky	211,717,142	2,516,688	503,236	20,491,178

CONSUMERS ENERGY COMPANY

Consumers Energy Company (“Consumers Energy”) did not solicit proxies for the matters submitted to votes at the contemporaneous May 17, 2013 Consumers Energy annual meeting of shareholders. All 84,108,789 shares of Consumers Energy common stock held by CMS Energy were voted in favor of electing the above-named individuals as directors of Consumers Energy and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2013. None of the 441,599 shares of Consumers Energy preferred stock were voted at the annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 22, 2013	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: May 22, 2013	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer